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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 23, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-22474                           87-0418807
     ------------------------      ------------------------------------
     (Commission File Number)      (I.R.S. Employer Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  215-940-4000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         All references to the "Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

         Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result, " "may, " "are expected to, " "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding the Company's business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described in the Company's reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including "Business - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, which could cause the Company's actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Extension of Commitment Letter relating to $30.0 Million Warehouse Facility and $23.0 Million Permanent Residual Repurchase Facility

         On November 23, 2004, The Patriot Group, LLC ("Patriot") amended the commitment letter, dated October 26, 2004, relating to the warehouse facility and the permanent residual repurchase facility described in the Company's Current Report on Form 8-K filed on November 2, 2004 (the "November 2, 2004 Form 8-K"), to extend the termination date of the commitment letter and the deadline for the crediting against closing fees of a previous payment made to Patriot from November 22, 2004 to December 3, 2004. The amended commitment letter also extended the time frame for the satisfaction of certain conditions for the Company's $23.0 million interim residual repurchase facility entered into on November 15, 2004, as described in the Current Report on Form 8-K filed on November 19, 2004. The amended commitment letter provides for the interim residual repurchase facility to remain in place in lieu of the permanent residual repurchase facility contemplated by the commitment letter described in the November 2, 2004 Form 8-K, and reserves to Patriot the right to amend the interim residual repurchase facility to reinstate certain closing conditions contained in the commitment letter which it had waived in order to close the interim residual repurchase facility on November 15, 2004.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial Statements of Businesses Acquired

         None.

     (b) Pro-forma Financial Information

         None.


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     (c) Exhibits

         The following exhibit is filed herewith:


Exhibit
Number              Description
-------             -----------

10.1 Letter, dated November 23, 2004, amending Commitment Letter, dated October 26, 2004, from The Patriot Group, LLC to American Business Financial Services, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2004

                             AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                             By:    /s/ Stephen M. Giroux
                                    -----------------------------------------
                             Name:  Stephen M. Giroux
                             Title: Executive Vice President, General Counsel
                                    and Secretary



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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number            Description
-------           -----------

10.1 Letter, dated November 23, 2004, amending Commitment Letter, dated October 26, 2004, from The Patriot Group, LLC to American Business Financial Services, Inc.




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